U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/12/02  	Gamestop Corp.

Shares            Price         Amount
108,500  	 $18.00        $1,953,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A 	 0.60%	            0.68%

Brokers
UBS Warburg LLC, Robinson Humphrey, Inc. and Salomon
Smith Barney, Inc.

Underwriters of Gamestop Corp.

Underwriters          	                     Shares
Salomon Smith Barney, Inc.                  8,950,555
UBS Warburg LLC                             4,800,000
J.P. Morgan Securities, Inc.                1,230,000
Suntrust Capital Markets, Inc.              1,050,000
William Blair & Co., LLC                      850,000
First Union Securities, Inc.                  231,250
FleetBoston Robertson Stephens, Inc.          231,250
Mizuho International PLC                      231,250
Scotia Capital (USA), Inc.                    231,250
Chatsworth Securities LLC                     125,000
C.L. King & Associates, Inc.                  125,000

Total                                      18,055,555


U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/6/02  	Advanced Auto Parts, Inc.

Shares            Price         Amount
54,125  	 $42.00        $2,273,250
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.99       N/A 	 0.60%	            0.64%

Broker
Credit Suisse First Boston Corp.

Underwriters of Advanced Auto Parts, Inc.

Underwriters*                          Shares*

Total
*Underwriters and shares
 were not available at time of filing.

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/10/02  	Yankee Candle Co.

Shares            Price         Amount
84,800  	 $21.25        $1,802,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A  	 0.68%	            0.78%

Broker
Credit Suisse First Boston Corp.

Underwriters of Yankee Candle Co.

Underwriters          	                     Shares
Credit Suisse First Boston Corp.            4,156,250
Morgan Stanley & Co., Inc.                  4,156,250
Goldman, Sachs & Co.                        1,781,250
J.P. Morgan Securities, Inc.                1,781,250
A.G. Edwards & Sons, Inc.                      95,000
Invemed Associates LLC                         95,000
Prudential Securities, Inc.                    95,000
Scotia Capital (USA), Inc.                     95,000
Thomas Weisel Partners LLC                     95,000
Doft & Co., Inc.                               50,000
Suntrust Capital Markets, Inc.                 50,000
Stephens, Inc.                                 50,000

Total                                      12,500,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/3/02  	Lin TV Corp.

Shares            Price         Amount
11,120  	 $22.00        $244,640
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.38       N/A  	 0.07%	            0.07%

Broker
Deutsche Morgan Grenfell

Underwriters of Lin TV Corp.

Underwriters          	                     Shares
Deutsche Bank Securities, Inc.              5,422,500
Bear, Stearns & Co., Inc.                   3,120,000
J.P. Morgan Securities, Inc.                3,120,000
Credit Suisse First Boston Corp.            1,918,750
Morgan Stanley & Co., Inc.                  1,918,750
A.G. Edwards & Sons, Inc.                     180,000
Allen & Company, Inc.                         180,000
Goldman, Sachs & Co.                          180,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.   180,000
Robertson Stephens, Inc.                      180,000
E*Trade Securities, Inc.                      150,000
First Southwest Co.                           150,000
Gabelli & Co., Inc.                           150,000
Sanders Morris Harris, Inc.                   150,000

Total                                      17,000,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/15/02  	Aeropostale

Shares            Price         Amount
28,554  	 $18.00        $513,972
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.26       N/A  	 0.23%	            0.34%

Broker
Bear, Stearns & Co., Inc.

Underwriters of Aeropostale

Underwriters          	                             Shares
Bear, Stearns & Co., Inc.                           3,591,250
Merrill Lynch, Pierce, Fenner & Smith Incorporated  3,591,250
Banc of America Securities LLC                      2,210,000
U.S. Bancorp Piper Jaffray, Inc.                    1,105,000
First Union Securities, Inc.                          552,500
CIBC World Markets Corp.                              100,000
Credit Suisse First Boston Corp.                      100,000
Jefferies & Co.                                       100,000
Lazard Freres & Co., LLC                              100,000
J.P. Morgan Securities, Inc.                          100,000
Prudential Securities, Inc.                           100,000
RBC Dain Rauscher, Inc.                               100,000
UBS Warburg LLC                                       100,000
Thomas Weisel Partners LLC                            100,000
INVESTEC PMG Capital Corp.                             50,000
The Buckingham Research Group, Inc.                    50,000
C.E. Unterberg, Towbin                                 50,000
Chatsworth Securities LLC                              50,000
Friedman, Billings, Ramsey & Co., Inc.                 50,000
Gerard Klauer Mattison & Co., LLC                      50,000
Ladenburg Thalmann & Co., Inc.                         50,000
Neuberger & Berman                                     50,000
SunTrust Capital Markets, Inc.                         50,000
Wedbush Morgan Securities, Inc.                        50,000
William Blair & Co., LLC                               50,000

Total                                              12,500,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/17/02  	AMN Healthcare Services, Inc.

Shares            Price         Amount
19,800  	 $31.00        $613,800
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.52       N/A  	 0.20%	            0.23%

Broker
MAM Securities LLC

Underwriters of AMN Healthcare Services, Inc.

Underwriters          	                             Shares
Banc of America Securities LLC                     4,324,500
J.P. Morgan Securities, Inc.                       2,139,000
UBS Warburg LLC                                    2,139,000
SunTrust Capital Markets, Inc.                       348,750
Wells Fargo Securities LLC                           348,750
CIBC World Markets Corp.                             100,000
Credit Suisse First Boston Corp.                     100,000
Deutsche Bank Securities, Inc.                       100,000
First Southwest Co.                                  100,000
Lehman Brothers, Inc.                                100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.          100,000
Salomon Smith Barney, Inc.                           100,000

Total                                             10,000,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/20/02  	Too, Inc.

Shares            Price         Amount
15,200  	 $32.50        $494,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.71       N/A  	 0.63%	            0.67%

Broker
Bear, Stearns & Co., Inc.

Underwriters of Too, Inc.

Underwriters          	                             Shares
Bear Stearns & Co., Inc.                            1,200,000
J.P. Morgan Securities, Inc.                        1,200,000

Total                                               2,400,000


U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/3/02  	Plumtree Software, Inc.

Shares            Price         Amount
67,900  	  $8.50        $577,150
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$.595       N/A  	 1.36%	            1.41%

Brokers
Dain Rauscher, Inc. and Goldman, Sachs & Co.

Underwriters of Plumtree Software, Inc.

Underwriters                                Shares
Goldman, Sachs & Co.                       2,200,000
J.P. Morgan Securities, Inc.               1,210,000
RBC Dain Rauscher, Inc.                      990,000
Robert W. Baird & Co., Inc.                   75,000
CIBC World Markets Corp.                      75,000
First Albany Corp.                            75,000
Gerard Klauer Mattison & Co., Inc.            75,000
McDonald Investments Inc.,                    75,000
Needham & Co., Inc.                           75,000
U.S. Bancorp Piper Jaffray Inc.               75,000
W.R. Hambrecht & Co., LLC                     75,000

Total                                      5,000,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/28/02  	Platinum Underwriters Holdings, Ltd.

Shares            Price         Amount
58,650	  	  $25.00        $1,466,250
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A  	 1.17%	            1.32%

Brokers
Goldman Sachs & Co.

Underwriters of Platinum Underwriters Holdings, Ltd.

Underwriters                                       Shares
Goldman, Sachs & Co.                              1,500,000
Merrill Lynch, Pierce, Fenner & Smith Inc.        1,500,000
Salomon Smith Barney Inc.                         1,500,000
Banc of America Securities LLC                      166,667
Credit Suisse First Boston Corp.                    166,667
J.P. Morgan Securities, Inc.                        166,666
Total                                             5,000,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/07/02	WellChoice, Inc.

Shares            Price         Amount
17,400	 	  $25.00	$435,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.49       N/A 	 0.10%	           1.10%

Broker
First Boston Brokerage

Underwriters of WellChoice, Inc

Underwriters     	         Principal Amount
Credit Suisse First Boston Corp.   $  5,448,172
UBS Warburg LLC			      1,816,059
Bear, Stearns & Co, Inc.	      1,816,059
Morgan Stanley & Co, Inc.	      1,816,059
Goldman, Sachs & Co.		      1,210,706
J.P. Morgan Securities Inc.	      1,210,706
Salomon Smith Barney Inc.             1,210,706
Blaylock & partners Securities, L.P.    302,676
The Williams Capital Group, L.P         302,676
BNY Capital Markets, Inc.               200,338
Dowling & Partners Securities, LLC      108,516
Fox-Pitt, Kelton                        108,516
Invemed Associates LLC                  200,338
Leerink Swann & Company		        108,516
Legg Mason Wood Walker, Inc.            108,516
Muriel Siebert & Co. Inc.               108,516
Prudential Securities Inc.              200,338
Ramirez & Co.                           108,516
Raymond James & Associates, Inc.        108,516
SG Cowen Securities Corp.               200,338
Total                               $16,694,783

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/15/02	Constar International, Inc.

Shares            Price         Amount
82,100	 	  $12.00	$985,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.84       N/A 	 0.78%	           0.87%

Broker
Salomon Smith Barney, Inc.

Underwriters of Constar International, Inc.

Underwriters     	         Principal Amount
Salomon Smith Barney Inc.          $  3,780,000
Deutsche Bank Securities, Inc.        3,780,000
J.P. Morgan Securities Inc.	      1,890,000
Bear, Stearns & Co, Inc.	        393,750
Lazard Freres & Co., LLC		393,750
Blaylock & Partners, L.P.                43,750
Chatsworth Securities LLC                43,750
First Analysis Securities Corp.          43,750
Jesup & Lamont Securities Corp.          43,750
Midwest Research                         43,750
Sturdivant & Co., Inc.                   43,750
Total                               $10,500,000

U.S. SMALL COMPANY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/05/02	Chicago Mercantile Holdings, Inc.

Shares            Price         Amount
11,700	 	  $35.00	$409,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.45       N/A 	 0.25%	           0.28%

Broker
Morgan Stanley; UBS Warburg LLC

Underwriters of Chicago Mercantile Holdings, Inc.

Underwriters     	         Principal Amount
Morgan Stanley & Co., Inc.          $ 1,759,321
UBS Warburg LLC                       1,759,321
Salomon Smith Barney, Inc.              648,044
J.P. Morgan Securities Inc.             324,022
William Blair & Co., LLC                138,730
Cazenove Incorporated                    20,272
Chatsworth Securities LLC                20,272
CMG Institutional Trading, LLC           20,272
E*Trade Securities, Inc.                 20,272
Melvin Securities, LLC                   20,272
The Williams Capital Group, LP           20,272
Total                               $ 4,751,070